UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	August 31, 2012

ITEM 1.                             SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FORM N-Q

AUGUST 31, 2012

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 90.4%
CONSUMER DISCRETIONARY — 16.4%
Auto Components — 0.3%
Europcar Groupe SA	11.500%	5/15/17	200,000	EUR	$238,353	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,014,101	(a)
Total Auto Components					1,252,454
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,520,000		1,611,200	(b)
Escrow GCB General Motors	—	—	300,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	3,500,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		324,800	(a)
Total Automobiles					1,936,000
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		218,531	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		505,800	(b)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	390,000		417,788
ServiceMaster Co., Senior Notes	7.000%	8/15/20	1,180,000		1,206,550	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	910,000		991,900	(c)
Total Diversified Consumer Services					3,340,569
Hotels, Restaurants & Leisure — 5.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	640,000		654,400	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	674,032		578,791	(a)(c)(d)(f)
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., Senior Notes	8.375%	2/15/18	400,000		410,500	(a)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		426,913	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	700,000		697,375	(a)(b)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,790,000		1,360,400
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	10,000		8,625
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,385,600	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		829,675	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	750,000		757,500	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		427,550	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	710,166		756,327	(f)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		738,500	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,104,493		1,140,389	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,512,666
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		815,100	(a)(b)
Landry’s Inc., Senior Notes	9.375%	5/1/20	720,000		765,000	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	670,000		700,150	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	475,000		541,500
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,135,000		1,268,362
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	1,300,000		887,250	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,510,000		1,351,450	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,770,000		1,955,850
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	730,000		844,975	(b)
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		154,350

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	195,000		$207,675	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,118,150
Total Hotels, Restaurants & Leisure					22,295,023
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		838,500	(b)
Leisure Equipment & Products — 0.2%
Party City Holdings Inc., Senior Notes	8.875%	8/1/20	820,000		871,250	(a)
Media — 6.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		311,388
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	611,752		671,398	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	870,000		948,300	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,508,700	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		289,900
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	420,000		456,750
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,100,000		1,163,250	(a)(b)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	520,000		507,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		67,200
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,725,000	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,080,000		1,246,050	(b)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	750,000		825,000
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	800,000		835,000
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,300,000		1,691,879	(b)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	660,000		603,900	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	1,712,180	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	480,000		559,200
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	60,000		67,500
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		961,975	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	675,000	EUR	870,240	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	366,000	EUR	322,248	(a)(g)
Time Warner Inc.	6.500%	11/15/36	160,000		200,482	(b)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	287,958	(a)
United Business Media Ltd., Notes	5.750%	11/3/20	1,500,000		1,560,555	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	250,000		254,375	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		871,500	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	660,000		711,150	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	260,000		262,275	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		372,075	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,650,862	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	2,010,750	(a)
Total Media					28,526,040
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	360,000		293,400	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	740,000		714,100	(b)
Total Multiline Retail					1,007,500
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	920,000		1,012,000	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Specialty Retail — continued
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	$2,163,494	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		1,893,203
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,030,000		983,650
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	952,000		1,010,320
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	490,000		520,625	(a)(b)
Total Specialty Retail					7,583,292
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		684,125	(a)(b)
TOTAL CONSUMER DISCRETIONARY					68,334,753
CONSUMER STAPLES — 2.0%
Beverages — 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	785,000		896,863	(b)
Innovation Ventures LLC/Innovation Ventures Finance Corp., Senior Secured Notes	9.500%	8/15/19	160,000		147,600	(a)
Total Beverages					1,044,463
Food & Staples Retailing — 0.3%
New Albertsons Inc., Senior Notes	7.250%	5/1/13	150,000		150,000
Post Holdings Inc., Senior Notes	7.375%	2/15/22	890,000		942,288	(a)(b)
Total Food & Staples Retailing					1,092,288
Food Products — 1.1%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,507,664	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	650,000	EUR	851,295	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	500,000	EUR	654,842	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	340,000		353,600	(a)(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,180,000		1,026,600	(a)
Total Food Products					4,394,001
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		496,800	(a)(b)
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	110,000		122,375
Total Personal Products					619,175
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,310,000		1,337,837	(b)
TOTAL CONSUMER STAPLES					8,487,764
ENERGY — 16.5%
Energy Equipment & Services — 1.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	420,000		450,450	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	490,000		503,475	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,375,000		1,430,000	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	720,000		775,800	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	370,000		396,825	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000		871,650
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000		398,647	(b)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	900,000		999,000	(b)
Total Energy Equipment & Services					5,825,847
Oil, Gas & Consumable Fuels — 15.1%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000		61,918
Apache Corp., Senior Notes	6.000%	1/15/37	280,000		376,096	(b)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,040,000		1,045,200	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000		611,900	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	210,000		221,550
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	400,000		427,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	620,000	$663,400	(a)(b)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	186,620	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	230,000	251,850	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000	634,500	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	855,175	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	482,949	354,968	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,260,000	1,256,850	(a)(b)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	343,558	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,048,524	1,191,123	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000	2,460,500	(b)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	1,059,000	1,075,285	(b)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,489,776	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	98,500
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	666,306	(b)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000	1,098,522	(h)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	910,000	832,650
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	870,000	889,575	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	2,640,000	2,779,260	(a)(b)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,181,913	(b)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000	414,530	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	840,000	893,550	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,726,886	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000	1,108,523	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	490,000	530,425	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	220,000	237,050	(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	634,500
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000	949,150	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,680,000	1,050,000
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	908,700	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	850,000	745,875	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	462,000	405,405	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,115,400	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	4,225,283	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000	458,310	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	2,036,253	(b)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	710,000	886,104	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000	2,811,125
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,130,050	(b)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,115,775	(a)(b)
Petronas Capital Ltd.	5.250%	8/12/19	2,385,000	2,815,347	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	560,000	661,046	(a)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	90,000	97,875
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000	637,650	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000	585,813	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000	1,141,400	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	360,000	385,200	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,275,000	2,240,875	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000	510,600	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000	1,253,715	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000	967,540	(a)(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,620,000	1,670,625	(a)(b)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	270,000	274,725
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	560,000	564,200	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	930,000	973,013	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
TNK-BP Finance SA	6.625%	3/20/17	300,000		$338,625	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	140,000		160,825	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,010,000		1,212,000	(a)(b)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	750,000		699,375
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000		670,557	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,330,000		894,425	(a)
Total Oil, Gas & Consumable Fuels					63,192,320
TOTAL ENERGY					69,018,167
FINANCIALS — 10.7%
Capital Markets — 1.3%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		375,666	(b)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,717,366	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,610,942	(b)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		455,452	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		519,650	(b)
Total Capital Markets					5,679,076
Commercial Banks — 2.0%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	900,000		920,250	(a)(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000		2,576,389	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	490,000		453,862	(a)(b)(h)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,445,667	(a)(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		437,000	(b)(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	782,000		791,222	(b)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		562,676	(a)
Total Commercial Banks					8,187,066
Consumer Finance — 1.5%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,330,000		1,320,025
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,323,937	(b)
American Express Co., Notes	7.000%	3/19/18	260,000		330,290	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,218,997
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,102,087	(b)
Total Consumer Finance					6,295,336
Diversified Financial Services — 4.1%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		548,085	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,809,886	(b)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,586,000		1,784,250	(b)
Boats Investments (Netherlands) BV, Secured Notes	8.152%	12/15/15	1,419,510	EUR	526,710	(f)(h)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,562,018	(b)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		770,707	(b)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,365,615	(b)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		524,230
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,883,250
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		2,969,304
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	740,000		806,600	(a)(f)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		528,750	(a)(b)(h)
Total Diversified Financial Services					17,079,405
Insurance — 1.4%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		5,058,780	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	12/31/12	240,000		207,451	(h)(i)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/7/87	490,000		521,238	(a)
Total Insurance					5,787,469

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Real Estate Investment Trusts (REITs) — 0.4%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		$1,633,140	(a)(b)
TOTAL FINANCIALS					44,661,492
HEALTH CARE — 4.9%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	370,000		393,356	(b)
Hologic Inc., Senior Notes	6.250%	8/1/20	380,000		404,225	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	746,630	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	466,644	(a)
Total Health Care Equipment & Supplies					2,010,855
Health Care Providers & Services — 3.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,030,000		1,199,950
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	670,000		715,225	(b)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	530,000		620,100	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,063,300	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,520,000		2,261,700
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,137,298	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	420,000		440,475
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	500,000		521,250
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,220,000		1,396,900	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		127,188	(a)(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,450,000		1,642,125	(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,419,696	(b)
INC Research LLC, Senior Notes	11.500%	7/15/19	380,000		374,300	(a)
InVentiv Health Inc., Senior Notes	10.250%	8/15/18	780,000		661,050	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	210,000		220,500	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	10,000		8,775
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	215,000		248,325	(b)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	962,000		1,099,085	(b)
US Oncology Inc. Escrow	—	—	150,000		3,375	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	360,000		379,800	(b)
Total Health Care Providers & Services					16,540,417
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	1,974,117	(a)
TOTAL HEALTH CARE					20,525,389
INDUSTRIALS — 11.9%
Aerospace & Defense — 1.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	510,000		536,137	(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,450,000		1,551,500	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		517,500
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000		1,681,750	(a)
Total Aerospace & Defense					4,286,887
Airlines — 1.3%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	375,794		379,552	(a)(b)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,518,954
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		147,017	(b)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	497,298		507,244	(b)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	10,000		10,412	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	890,000		921,150	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	61,593		62,751

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	393,382		$405,183	(b)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	260,000		260,000	(a)(b)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	254,000		267,970	(a)(b)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	944,000		972,320	(a)(b)
Total Airlines					5,452,553
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	689,000		649,382	(a)(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		396,000	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	788,380	(a)
Total Building Products					1,833,762
Commercial Services & Supplies — 1.9%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,900,000		1,653,000	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,700,000		1,428,000	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,090,000		1,133,600
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		511,750	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,400,000		1,435,000
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		473,000	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	890,000		945,625	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	210,000		223,125	(a)
Total Commercial Services & Supplies					7,803,100
Construction & Engineering — 0.9%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000		669,900	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	600,000		678,000	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	2,310,000		2,541,000	(a)(b)
Total Construction & Engineering					3,888,900
Electrical Equipment — 0.8%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,960,000		1,940,400	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,100,000	EUR	1,452,759	(a)
Total Electrical Equipment					3,393,159
Industrial Conglomerates — 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		611,550	(b)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000		826,900	(a)(b)
Total Industrial Conglomerates					1,438,450
Machinery — 0.8%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,200,000		1,284,000	(a)(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		719,100	(a)(b)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	990,000		893,475	(a)(b)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	480,000		496,800	(a)
Total Machinery					3,393,375
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	733,833		700,811	(a)(f)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	517,000		514,415	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,580,000		1,489,150	(b)
Total Marine					2,704,376
Professional Services — 0.6%
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	2,653,958	(a)
Road & Rail — 1.4%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,203,923		1,983,531	(f)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Road & Rail — continued
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,200,000	EUR	$1,550,867	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	271,402	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	760,000		860,700	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,090,000		1,182,650	(b)
Total Road & Rail					5,849,150
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	760,000		790,400	(a)(b)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	22,000		23,320	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	508,000		549,910	(a)(b)
Total Trading Companies & Distributors					1,363,630
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	760,000		494,000	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,500,000	EUR	1,216,921	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,550,000		1,519,000	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,830,000		1,884,900	(a)(b)
Total Transportation					5,114,821
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	430,000		455,263	(a)
TOTAL INDUSTRIALS					49,631,384
INFORMATION TECHNOLOGY — 0.9%
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		576,450
IT Services — 0.4%
First Data Corp., Secured Notes	8.250%	1/15/21	170,000		169,362	(a)
First Data Corp., Senior Notes	10.550%	9/24/15	917,229		944,746
First Data Corp., Senior Notes	11.250%	3/31/16	340,000		328,100
SRA International Inc., Senior Notes	11.000%	10/1/19	160,000		163,600
Total IT Services					1,605,808
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	602,000		630,595
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	530,000		571,075	(a)(b)
Total Semiconductors & Semiconductor Equipment					1,201,670
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	310,000		307,675	(a)
TOTAL INFORMATION TECHNOLOGY					3,691,603
MATERIALS — 11.0%
Chemicals — 1.1%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	890,000		1,012,375	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		713,550	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	891,579	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	482,838	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,000,000	EUR	1,125,731	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	370,000	EUR	416,520	(a)
Total Chemicals					4,642,593
Construction Materials — 0.2%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	810,000		807,975	(a)
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,181,025	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,477,866	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Containers & Packaging — continued
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	660,000		$686,400	(a)(b)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,228,150
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	930,000		949,763
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,100,000		1,086,250	(a)(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,330,000		1,396,500	(a)(b)
Total Containers & Packaging					10,005,954
Metals & Mining — 5.8%
China Oriental Group Co., Ltd.	7.000%	11/17/17	1,060,000		858,600	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		490,420	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		488,250	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		249,550	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,040,000		1,989,000	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,032,825	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	200,000		197,500	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,290,000		1,290,000	(a)(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,990,000		1,363,150	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	480,000		356,400	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	940,000		897,700	(a)(b)
New World Resources NV, Senior Bonds	7.375%	5/15/15	710,000	EUR	899,736	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	550,000		617,375
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	850,000		898,875	(a)(b)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,713,000		1,751,543
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		406,239
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,150,000		1,348,514	(b)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		385,725	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	500,000		485,000	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,000,000		910,000
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		3,889,262	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000		966,936	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,290,000		1,348,050	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		807,175	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		165,600	(a)
Total Metals & Mining					24,093,425
Paper & Forest Products — 1.5%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,230,000		1,322,250	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		918,570
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000		244,092	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000		258,366
Empresas CMPC SA, Notes	4.750%	1/19/18	460,000		494,718	(a)(b)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000		486,200	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		294,000	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000		324,788	(a)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	362,621	EUR	486,299	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000		662,400	(a)(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000		93,015	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,550,000		713,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	144,000		88,560
Total Paper & Forest Products					6,386,258
TOTAL MATERIALS					45,936,205

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
TELECOMMUNICATION SERVICES — 10.6%
Diversified Telecommunication Services — 7.5%
AT&T Inc., Senior Notes	6.400%	5/15/38	220,000		$291,743	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,886,000		1,702,740	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	944,000		556,960	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	637,000		375,830	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		386,224	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		983,250	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	770,000		841,225	(a)(b)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	805,000		850,281
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000		2,092,800	(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,700,000		1,791,375
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		253,578	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,320,000		1,417,350
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		441,000	(a)(b)
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	320,000		335,600	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		2,748,750	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		715,875	(a)(b)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		557,500	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		390,757	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,363,141	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,802,192	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	576,701	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,296,224	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		448,580	(a)(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,601,327	(a)
West Corp., Senior Notes	8.625%	10/1/18	900,000		918,000	(b)
West Corp., Senior Notes	7.875%	1/15/19	1,100,000		1,094,500	(b)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	670,000		701,825
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,718,163	EUR	2,444,517	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,170,000		2,213,400
Total Diversified Telecommunication Services					31,193,245
Wireless Telecommunication Services — 3.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		601,806	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		1,026,000	(a)(b)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,200,000		1,246,500	(b)
Oi S.A., Senior Notes	5.750%	2/10/22	450,000		468,585	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,667,720	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	231,628	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,550,000		1,410,500	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,140,000		3,187,100	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,780,000		2,104,850	(a)(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	875,000		949,375
Total Wireless Telecommunication Services					12,894,064
TOTAL TELECOMMUNICATION SERVICES					44,087,309
UTILITIES — 5.5%
Electric Utilities — 1.7%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	492,999		570,646	(b)
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000		1,283,250
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		453,150	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000		356,858
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	329,067		353,747	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		456,025	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	483,705		425,660	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Electric Utilities — continued
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,040,000	$2,193,000	(b)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,070,000	866,700	(a)
Total Electric Utilities				6,959,036
Gas Utilities — 0.2%
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	770,000	816,200	(a)
Independent Power Producers & Energy Traders— 3.5%
AES Corp., Senior Notes	7.375%	7/1/21	470,000	540,500
AES Gener SA, Notes	5.250%	8/15/21	450,000	499,088	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	640,000	672,000
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	180,000	203,400	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	990,000	1,123,650	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000	831,963	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	3,910,000	4,183,700	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	950,000	974,937	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	480,000	541,200
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	940,000	944,700	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,240,000	1,267,900	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,320,000	2,412,800	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	142,895	153,612
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	313,625
Total Independent Power Producers & Energy Traders				14,663,075
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000	522,750	(a)
TOTAL UTILITIES				22,961,061
TOTAL CORPORATE BONDS & NOTES (Cost — $364,466,030)				377,335,127
ASSET-BACKED SECURITIES — 0.3%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	1	(a)(d)(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.981%	3/18/29	425,000	350,305	(h)
Greenpoint Manufactured Housing, 1999-3 2A2	3.616%	6/19/29	200,000	166,211	(h)
Greenpoint Manufactured Housing, 1999-4 A2	3.744%	2/20/30	200,000	165,302	(h)
Greenpoint Manufactured Housing, 2001-2 IA2	3.746%	2/20/32	350,000	280,771	(h)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.749%	3/13/32	475,000	397,923	(h)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101	0	(a)(d)(e)(g)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974	0	(a)(d)(e)(g)
TOTAL ASSET-BACKED SECURITIES (Cost — $1,553,545)				1,360,513
COLLATERALIZED SENIOR LOANS — 3.6%
CONSUMER DISCRETIONARY — 1.4%
Diversified Consumer Services — 0.5%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	2,000,000	2,035,000	(j)
Hotels, Restaurants & Leisure — 0.4%
El Pollo Loco Inc., First Lien Term Loan	9.250 - 10.000%	7/14/17	257,400	266,409	(a)(j)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,450,000	1,450,000	(j)
Total Hotels, Restaurants & Leisure				1,716,409
Media — 0.5%
Newsday LLC, Fixed Rate Term Loan	10.500%	8/1/13	2,000,000	2,012,500	(j)
TOTAL CONSUMER DISCRETIONARY				5,763,909

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ENERGY — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	4,050,000		$4,068,529	(j)
INDUSTRIALS — 0.4%
Machinery — 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,190,000		1,198,925	(j)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	120,253		120,253	(d)(j)
Trico Shipping AS, New Term Loan B	—	5/13/14	211,724		211,724	(d)(k)
Total Marine					331,977
TOTAL INDUSTRIALS					1,530,902
INFORMATION TECHNOLOGY — 0.3%
IT Services — 0.3%
First Data Corp., Extended Term Loan B	4.237%	3/23/18	636,236		602,653	(j)
First Data Corp., Non-Extended Term Loan B2	2.987%	9/24/14	442,794		437,966	(j)
SRA International Inc., Term Loan B	6.500%	7/20/18	482,114		469,459	(j)
TOTAL INFORMATION TECHNOLOGY					1,510,078
MATERIALS — 0.1%
Chemicals — 0.1%
Kerling PLC, Term Loan	10.000%	6/30/16	400,000	EUR	432,683	(j)
TELECOMMUNICATION SERVICES — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,494,194		1,568,904	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $14,668,582)					14,875,005
CONVERTIBLE BONDS & NOTES — 0.4%
CONSUMER DISCRETIONARY — 0.3%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,310,000		1,270,700	(a)
MATERIALS — 0.1%
Hercules Inc.	6.500%	6/30/29	240,000		198,750
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $1,271,102)					1,469,450
SOVEREIGN BONDS — 25.3%
Argentina — 0.5%
Republic of Argentina	7.820%	12/31/33	847,486	EUR	618,261
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	5,548,107	EUR	743,201	(h)(l)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	162,096	EUR	58,515
Republic of Argentina, Senior Notes	8.750%	6/2/17	591,998		550,558
Total Argentina					1,970,535
Brazil — 2.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,164,000	BRL	588,120
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,633,000	BRL	6,963,589
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	703,000	BRL	357,081
Federative Republic of Brazil	7.125%	1/20/37	2,450,500		3,737,012
Total Brazil					11,645,802
Chile — 0.6%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		386,262	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,088,592	(a)(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		870,953
Total Chile					2,345,807

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Colombia — 1.4%
Republic of Colombia	11.750%	2/25/20	544,000		$892,160
Republic of Colombia	7.375%	9/18/37	2,392,000		3,689,660
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		451,275
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		664,830
Total Colombia					5,697,925
India — 0.3%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	254,000		247,650	(a)(b)(h)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,230,000		1,199,250	(a)(b)(h)
Total India					1,446,900
Indonesia — 2.8%
Republic of Indonesia, Notes	3.750%	4/25/22	1,730,000		1,792,712	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	6,290,000		7,029,075	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		199,856	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	3,111,000,000	IDR	419,469
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	9,912,000,000	IDR	1,443,840
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		221,425	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	3,821,000,000	IDR	528,713
Total Indonesia					11,635,090
Malaysia — 0.6%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	7,755,000	MYR	2,533,379
Government of Malaysia, Senior Bonds	4.262%	9/15/16	250,000	MYR	83,248
Total Malaysia					2,616,627
Mexico — 2.5%
Mexican Bonos, Bonds	8.000%	6/11/20	47,832,800	MXN	4,289,317
Mexican Bonos, Bonds	6.500%	6/9/22	5,498,900	MXN	451,593
Mexican Bonos, Bonds	8.500%	11/18/38	11,620,000	MXN	1,103,107
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	927,496
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,700
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		165,850	(b)
United Mexican States, Senior Notes	5.125%	1/15/20	360,000		432,000	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		2,004,680
United Mexican States, Senior Notes	4.750%	3/8/44	770,000		864,325
Total Mexico					10,243,068
Panama — 0.7%
Republic of Panama	9.375%	4/1/29	975,000		1,681,875
Republic of Panama	6.700%	1/26/36	937,000		1,340,847
Total Panama					3,022,722
Peru — 2.0%
Republic of Peru	8.750%	11/21/33	2,644,000		4,560,900
Republic of Peru, Bonds	7.840%	8/12/20	3,692,000	PEN	1,731,416
Republic of Peru, Bonds	6.550%	3/14/37	1,083,000		1,559,520
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		73,250
Republic of Peru, Senior Bonds	5.625%	11/18/50	489,000		629,587
Total Peru					8,554,673
Philippines — 0.5%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,640,000		2,021,300	(b)
Poland — 1.3%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		2,045,950	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		1,034,625	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,082,000		2,399,505	(b)
Total Poland					5,480,080

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Russia — 3.6%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000	$515,261	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000	448,387	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000	377,400	(a)
Russian Federation	5.625%	4/4/42	4,600,000	5,445,250	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	6,628,773	8,282,651	(a)(m)
Total Russia				15,068,949
Turkey — 1.3%
Republic of Turkey, Notes	6.750%	5/30/40	812,000	1,049,510
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000	582,500
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,660,000
Total Turkey				5,292,010
Venezuela — 4.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,261,000	12,870,552	(a)(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000	363,375
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,608,000	1,366,800	(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000	910,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	366,825
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	210,600
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,700,000	2,295,000	(a)
Total Venezuela				18,383,152
TOTAL SOVEREIGN BONDS (Cost — $95,043,029)				105,424,640

			SHARES
COMMON STOCKS — 0.7%
CONSUMER DISCRETIONARY — 0.3%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,209	92,418	*(c)(d)
Media — 0.3%
Charter Communications Inc., Class A Shares			15,345	1,193,841	*(b)
Cumulus Media Inc., Class A Shares			27,005	74,804	*
Total Media				1,268,645
TOTAL CONSUMER DISCRETIONARY				1,361,063
INDUSTRIALS — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS			56,705	1,005,096	*(c)(d)
Horizon Lines Inc., Class A Shares			402,515	724,527	*
TOTAL INDUSTRIALS				1,729,623
TOTAL COMMON STOCKS (Cost — $3,481,533)				3,090,686

CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Diversified Financial Services — 0.6%
Citigroup Inc. (Cost - $2,940,082)	7.500%		27,000	2,503,170

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Consumer Finance — 0.5%
GMAC Capital Trust I	8.125%		90,029	$2,234,520	(h)
Diversified Financial Services — 0.1%
Citigroup Capital XIII	7.875%		5,950	164,101	(h)
TOTAL PREFERRED STOCKS (Cost — $2,337,850)				2,398,621

		EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS — 0.1%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/19/12	19,378,000	25,932
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	11,979,000	137,303
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	3,593,700	41,191
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.50		9/19/12	9,504,000	7,469
TOTAL PURCHASED OPTIONS (Cost — $948,493)				211,895

			WARRANTS
WARRANTS — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	2,675	79,916	*
Charter Communications Inc.		11/30/14	752	21,770	*(c)
Nortek Inc.		12/7/14	1,301	6,505	*(c)(d)
SemGroup Corp.		11/30/14	3,390	40,680	*(c)(d)
TOTAL WARRANTS (Cost — $101,017)				148,871
TOTAL INVESTMENTS — 122.0% (Cost — $486,811,263#)				508,817,978
Liabilities in Excess of Other Assets — (22.0)%				(91,631,386)
TOTAL NET ASSETS — 100.0%				$417,186,592

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	Value is less than $1.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The coupon payment on these securities is currently in default as of August 31, 2012.
(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this loan is unfunded as of August 31, 2012. The interest rate for fully unfunded term loans is to be determined.
(l)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(m)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

EUR	- Euro
GBP	- British Pound
GDP	- Gross Domestic Product
IDR	- Indonesian Rupiah
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	$99.00	11,979,000	$65,288
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	3,593,700	19,586
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	11,979,000	47,275
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	3,593,700	14,183
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	87.00	19,378,000	14,170
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Call	9/19/12	98.00	8,019,000	59,170
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.IG.18 Index, Put	9/19/12	130.00	43,200,000	9,073
TOTAL WRITTEN OPTIONS (Premiums received — $627,939)				$228,745

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Summary of Investments by Country†

United States	47.1%
Brazil	5.9
Mexico	5.3
Russia	4.8
Venezuela	3.6
United Kingdom	3.4
Indonesia	2.9
Luxembourg	2.8
Colombia	2.0
Germany	1.7
Peru	1.7
Netherlands	1.5
Malaysia	1.2
Poland	1.1
Turkey	1.0
Italy	1.0
Chile	1.0
Ireland	1.0
India	0.9
Bermuda	0.9
Panama	0.8
Spain	0.8
Cayman Islands	0.8
South Africa	0.7
France	0.7
Australia	0.6
Argentina	0.6
Canada	0.6
Kazakhstan	0.6
Philippines	0.4
Norway	0.3
Qatar	0.3
Jersey	0.3
Marshall Islands	0.3
Belgium	0.3
United Arab Emirates	0.2
Trinidad and Tobago	0.2
Mongolia	0.2
China	0.2
Sweden	0.1
Singapore	0.1
Austria	0.1
100.0%

† As a percentage of total investments. Please note that Fund holdings are as of August 31, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$376,401,368	$933,759	$377,335,127
Asset-backed securities	—	1,360,513	—	1,360,513
Collaterized senior loans		14,875,005		14,875,005
Convertible bonds & notes	—	1,469,450	—	1,469,450
Sovereign bonds	—	105,424,640	—	105,424,640
Common stocks:
Consumer discretionary	$1,268,645	—	92,418	1,361,063
Industrials	724,527	—	1,005,096	1,729,623
Convertible preferred stocks	2,503,170	—	—	2,503,170
Preferred stocks	2,398,621	—	—	2,398,621
Purchased options	—	211,895	—	211,895
Warrants	—	142,366	6,505	148,871
Total investments	$6,894,963	$499,885,237	$2,037,778	$508,817,978
Other financial instruments:
Forward foreign currency contracts	—	$47,572	—	$47,572
Credit default swaps on credit indices - buy protection‡	—	146,384	—	146,384
Total other financial instruments	—	$193,956	—	$193,956
Total	$6,894,963	$500,079,193	$2,037,778	$509,011,934

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$228,745	—	$228,745
Forward foreign currency contracts	—	832,849	—	832,849
Total	—	$1,061,594	—	$1,061,594

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Notes to schedule of investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund may use futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to schedule of investments (unaudited) (continued)

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional

Notes to schedule of investments (unaudited) (continued)

amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Written Option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At August 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(l) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or

Notes to schedule of investments (unaudited) (continued)

pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps, with credit related contingent features which had a liability position of $1,061,594. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$41,996,999
Gross unrealized depreciation	(19,990,284)
Net unrealized appreciation	$22,006,715

Transactions in reverse repurchase agreements for the Fund during the period ended August 31, 2012 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$9,855,610	0.61%	$15,166,022

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 0.65% during the period ended August 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $15,467.

At August 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements

Deutsche Bank Securities Inc.	0.60%	7/18/2012	TBD	*	$5,451,830

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

Notes to schedule of investments (unaudited) (continued)

On August 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $6,069,787.

During the period ended August 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2012	34,766,000	$459,892
Options written	82,364,400	325,642
Options closed	—	—
Options exercised	—	—
Options expired	(15,388,000)	(157,595)
Written options, outstanding as of August 31, 2012	101,742,400	$627,939

At August 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	Citibank N.A.	305,581	$485,109	11/16/12	$8,939
Euro	Citibank N.A.	1,600,000	2,014,159	11/16/12	38,633
Mexican Peso	Morgan Stanley & Co.	50,397,085	3,791,036	11/16/12	(9,792)
					37,780
Contracts to Sell:
Euro	JPMorgan Chase	1,074,630	1,351,833	9/17/12	(23,069)
British Pound	Credit Suisse	1,583,000	2,513,009	11/16/12	(47,519)
British Pound	UBS AG	2,708,971	4,300,487	11/16/12	(72,107)
Euro	Citibank N.A.	11,041,983	13,900,195	11/16/12	(217,688)
Euro	Credit Suisse	4,060,753	5,111,877	11/16/12	(77,051)
Euro	UBS AG	225,000	283,241	11/16/12	(4,795)
Euro	UBS AG	23,682,855	29,813,152	11/16/12	(380,810)
Polish Zloty	Citibank N.A.	1,742,895	521,453	11/16/12	(18)
					(823,057)
Net unrealized loss on open forward foreign currency contracts					$(785,277)

At August 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
BNP Paribas (Markit CDX.NA.HY.17 Index)	$2,544,000	12/20/16	5.000% quarterly	$9,547	$64,793	$(55,246)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,440,000	12/20/16	5.000% quarterly	5,404	38,270	(32,866)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	2,880,000	12/20/16	5.000% quarterly	10,809	79,729	(68,920)
BNP Paribas (Markit CDX.NA.HY.18 Index)	7,078,500	6/20/17	5.000% quarterly	120,624	307,226	(186,602)
Total	$13,942,500			$146,384	$490,018	$(343,634)

1 If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

Notes to schedule of investments (unaudited) (continued)

2 The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3 The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection)  when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡ Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2012.

			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$47,572	$(832,849)	—	$(785,277)
Credit Risk	$211,895	$(228,745)	—	—	$146,384	129,534
Total	$211,895	$(228,745)	$47,572	$(832,849)	$146,384	$(655,743)

During the period ended August 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$368,351
Written options	240,049
Futures contracts (to sell) †	12,586,688
Forward foreign currency contracts (to buy)	7,380,318
Forward foreign currency contracts (to sell)	60,560,402

Average notional balance
Credit default swap contracts (to buy protection)	13,978,250

† At August 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: October 26, 2012